UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

January 28, 2020

McCormick & Co Inc
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	MD	21031
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 28, 2020 the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the fourth quarter and full year for fiscal year 2019, which ended on November 30, 2019.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reports 2019 Financial Results and Provides Outlook For 2020,” which includes a Consolidated Income Statement for the three and twelve-month periods ended November 30, 2019, a Consolidated Balance Sheet of the Registrant as of November 30, 2019, and a Consolidated Cash Flow Statement for the twelve months ended November 30, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Copy of Press Release: "McCormick Reports 2019 Financial Results and Provides Outlook For 2020"
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

McCORMICK & COMPANY, INCORPORATED

Date: January 28, 2020	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary